Exhibit 10.13.2

2ND AMENDMENT OF LEASE FOR STORAGE

THIS 2ND AMENDMENT OF LEASE FOR STORAGE (“2nd Amendment”) is made on March 27, 1998, between T.H.S. NORTHSTAR ASSOCIATES LIMITED PARTNERSHIP (“Landlord”), whose address is 450 Fisher Building, 3011 W. Grand Blvd., Detroit, Michigan 48202-3099 and FISHNET.COM, INC. (“Tenant”), whose address is 625 Marquette Avenue South, Minneapolis, Minnesota 55402.

RECITALS

This 2nd Amendment is based upon the following recitals:

A.            Landlord and Tenant entered into a Lease dated July 30, 1996 (“Lease”), for the Premises known as Suite SB-52 of the Northstar Building (“Building”), 625 Marquette Avenue South, Minneapolis, MN (“Premises”).

B.            Landlord and Tenant amended the Lease by 1st Amendment dated March 10, 1998, (Lease and Amendment(s) collectively, “Lease as amended”).

C.            Landlord and Tenant desire to further amend the Lease as amended to expand the Premises, modify Rent and otherwise amend the Lease as amended accordingly.

THEREFORE, in consideration of the mutual covenants and agreements stated in the Lease as amended and below, and for other sufficient consideration received and acknowledged by each party, Landlord and Tenant agree to amend the Lease as amended as follows:

1.             RECITALS.    All recitals are fully incorporated.

2.             PREMISES EXPANSION. Effective as of the “1st Expansion Commencement Date” defined below, the Premises shall be expanded to include that area known as Suite SB-50C, consisting of approximately 630 rentable square feet, of the Northstar Building (“1st Expansion Space”). Therefore the Premises shall encompass and be described as “Suites SB-52 and SB-50C” on the Sub-Basement level of the Building, as shown hatched on the “1ST EXPANSION FLOOR PLAN” attached and incorporated as Exhibit A-1, for a total Premises of 1,470 rentable square feet.

3.             EXPANSION SPACE LEASE TERM. The Lease Term as it pertains to the 1st Expansion Space shall commence the earlier of October 1, 1998, or the date Landlord delivers the 1st Expansion Space according to Article 5 below, (“1st Expansion Commencement Date”), and shall expire on March 31, 2003.

4.             RENT. Effective on the 1st Expansion Space Commencement Date and for the duration of the Lease Term through March 31, 2003 Rent shall be adjusted as follows:

The Rent due shall be payable in equal monthly installments of $1,225.00.

5.             DELIVERY OF 1ST EXPANSION SPACE. Landlord shall provide and Tenant shall accept the 1st Expansion Space in “as-is” condition, except that Landlord shall construct a demising wall to demise the suite (“Landlord’s Work”). Landlord shall not be required to incur overtime costs and expenses in performing Landlord’s Work. Any other improvements to the 1st Expansion Space require Landlord’s prior written approval.

6.             CONFLICTING PROVISIONS. If any provisions of this 2nd Amendment conflict with any of those of the Lease as amended, then the provisions of this 2nd Amendment shall govern.

7.             REMAINING LEASE PROVISIONS. Except as stated in this 2nd Amendment, all other viable and applicable provisions of the Lease as amended shall remain unchanged and continue in full force and effect throughout the Lease Term.

8.             BINDING EFFECT. Landlord and Tenant ratify and confirm the Lease as amended and agree that this 2nd Amendment shall bind and inure to the benefit of the parties, and their respective successors, assigns and representatives as of the date first stated.

AFFIRMING THE ABOVE, the parties have executed this 2ND AMENDMENT OF LEASE FOR STORAGE on the date first stated.

WITNESSES	LANDLORD
T.H.S. NORTHSTAR ASSOCIATES
LIMITED PARTNERSHIP
	By:	TrizecHahn Office Properties Inc.,
Manager

/s/Jean M. Wilson	BY:	/s/ Cynthia K. Yott .
Cynthia K. Yott
Assistant Secretary

/s/ Peggy S. Hennig	BY:	/s/ Antonio A. Bismonte .
Antonio A. Bismonte
Senior Vice President

TENANT
FISHNET.COM, INC.

/s/Bert P. Bendore	BY:	/s/Steve Solbrack	.

	ITS:	CFO	.

10605B

EXHIBIT A
NORTHSTAR
PLAN DELINEATING THE PREMISES
“1ST EXPANSION FLOOR PLAN”